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                                                                   EXHIBIT 10.29


                         CERTIFICATE OF INCORPORATION

                                      OF

                             ORBITTRAVEL.COM, INC.

                         _____________________________

          FIRST.  The name of this corporation shall be:

                             ORBITTRAVEL.COM, INC.

          SECOND. Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805, and its registered agent at such address is THE COMPANY CORPORATION.

          THIRD.  The purpose or purposes of the corporation shall be:

          To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH. The total number of shares of stock which this corporation is authorized to issue is:

Ten Thousand (10,000) shares of Common Stock with a par value of One Tenth of One Cent (0.001) amounting to Ten Dollars ($10.00).

          FIFTH. The name and mailing address of the incorporator is as follows:

                   Kimberly Wright
                   The Company Corporation
                   1013 Centre Road
                   Wilmington, DE 19805

          SIXTH.   The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

          IN WITNESS WHEREOF, The undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this sixth day of October, A.D. 1999.


                                                  /s/ Kimberly Wright
                                                  --------------------------
                                                  Kimberly Wright
                                                  Incorporator